SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No.   )


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             ASB FINANCIAL CORP.
---------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [X]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1) Title of each class of securities to which transaction applies:

               ------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

               ------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ------------------------------------------------------------
         (4)   Proposed maximum aggregate value of transaction:

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         (5)   Total fee paid:

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   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount previously paid:

               ------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------
         (3)   Filing party:

               ------------------------------------------------------------
         (4)   Date Filed:

               ------------------------------------------------------------

                             ASB FINANCIAL CORP.
                           503 Chillicothe Street
                           Portsmouth, Ohio 45662
                               (740) 354-3177

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      The 2003 Annual Meeting of Shareholders of ASB Financial Corp. ("ASB") will be held at Shawnee State Park Resort and Conference Center, 4404B State Route 125, West Portsmouth, Ohio 45663, on October 22, 2003, at 11:00 a.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

      1.    To elect six directors of ASB for terms expiring in 2004;

      2. To ratify the selection of Grant Thornton LLP as the auditor of ASB for the current fiscal year; and

      3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Only ASB shareholders of record at the close of business on August 29, 2003, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournment thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. Submitting a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                       By Order of the Board of Directors

                                       /s/ Robert M. Smith

                                       Robert M. Smith, President

Portsmouth, Ohio
September 12, 2003

                             ASB FINANCIAL CORP.
                           503 Chillicothe Street
                           Portsmouth, Ohio 45662
                               (740) 354-3177

                               PROXY STATEMENT


                                   PROXIES

      The Board of Directors of ASB Financial Corp. ("ASB" or the "Company") is soliciting the enclosed Proxy for use at the 2003 Annual Meeting of Shareholders of ASB to be held at Shawnee State Park Resort and Conference Center, 4404B State Route 125, West Portsmouth, Ohio 45663, on October 22, 2003, at 11:00 a.m., local time, and at any adjournment thereof (the "Annual Meeting"). The Proxy will not be used for any other meeting.

      Without affecting any vote previously taken, you may revoke your Proxy by either (i) executing a later dated proxy which is received by ASB before the Proxy is exercised or (ii) by giving notice of revocation to ASB in writing or in open meeting before the Proxy is exercised. Attending the Annual Meeting will not, by itself, revoke a Proxy.

      Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as directed by the shareholder or, in the absence of specific instructions to the contrary, will be voted:

            FOR the election of William J. Burke, Gerald R. Jenkins, Christopher H. Lute, Larry F. Meredith, Louis M. Schoettle and Robert M. Smith as directors of ASB for terms expiring in 2004; and

            FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditor of ASB for the current fiscal year.

      Proxies may be solicited by the directors, officers and other employees of ASB and its subsidiary, American Savings Bank, fsb ("American"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. ASB will bear the cost of preparing, assembly, printing and mailing this Proxy Statement and the enclosed Proxy, and will pay all other costs in the solicitation of Proxies by the Board of Directors.

      Only ASB shareholders of record at the close of business on August 29, 2003 are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share then owned. According to ASB's records, as of August 29, 2003, there were 1,652,884 votes entitled to be cast at the Annual Meeting.

      This Proxy Statement is first being mailed to shareholders of ASB on or about September 19, 2003.

                                REQUIRED VOTE

Election of Directors

      Each ASB shareholder is entitled to cast one vote for each share owned. Under Ohio law and ASB's Code of Regulations (the "Regulations"), the following proposals must receive the corresponding vote to be adopted:


                  Proposal                             Required vote
                  --------                             -------------

    1)  Election of directors               The six nominees receiving the
                                            greatest number of votes will be
                                            elected to the Board of Directors.

    2)  Ratification of the selection of   The affirmative vote of a majority
        Grant Thornton as the auditor of   of the shares represented in person
        ASB for the current fiscal year    or by proxy at the Annual Meeting
                                           is necessary to ratify the selection
                                           of Grant Thornton as auditor.

      Shareholders holding shares in "street name" should review the information provided to them by the broker/dealer or other record holder of the shares. This information will describe the procedures to follow to instruct the holder of record how to vote the street name shares and to revoke previously given instructions.

      If your shares are held in street name and you do not return a proxy card, broker/dealers have the authority, under applicable rules of the Nasdaq and other self-regulatory organizations of which the broker/dealers are members, to vote your shares in their discretion on certain routine matters. The election of directors and the ratification of auditors are routine. Consequently, if you do not provide a proxy to vote your shares, your broker/dealer firm may elect to vote or not vote your shares for you. Proxies signed and submitted by broker/dealers which have not been voted are referred to as "non-votes." Broker non-votes and Proxies as to which the authority to vote is withheld are counted toward the establishment of a quorum, but are not counted toward the election of directors or the ratification of the selection of auditors. A non-vote or an abstention on the ratification of the selection of auditors above has the same effect as a vote against such proposal.

      If you sign and date a Proxy but do not specify how you wish for it to be voted, it will be voted FOR the election of the six nominees for director and FOR the ratification of the selection of Grant Thornton as the auditor of ASB for the current fiscal year.

                           OWNERSHIP OF ASB STOCK

      The following table provides certain information regarding the number of ASB common shares beneficially owned by each current director of ASB, each nominee for director, by Robert M. Smith, the President and Chief Executive Officer of ASB, and by all directors and executive officers of ASB as a group as of August 29, 2003:


                                                            Percent of
Name(1)                        Number of shares(2)    shares outstanding(3)
-------                        -------------------    ---------------------

William J. Burke                     46,985(4)                 2.84
Lee O. Fitch                         58,538(5)                 3.54
Gerald R. Jenkins                   136,172(6)                 8.10
Christopher H. Lute                     852(7)                 0.05
Larry F. Meredith                         -                       -
Louis M. Schoettle                   51,361(8)                 3.11
Robert M. Smith                     110,191(9)                 6.57
All directors and executive
 officers of ASB
 as a group (10 persons)            496,191(10)               28.93

--------------------
<F1>  Each of the persons listed in this table may be contacted at the address of ASB.

<F2>  All shares are owned directly with sole voting or investment power unless otherwise indicated by footnote.

<F3>  Assumes a total of 1,652,884 common shares outstanding, plus the number of shares such person or group has the right to acquire within 60 days, if any.

<F4>  Includes 4,286 shares which may be acquired upon the exercise of options, and 27,099 shares as to which Mr. Burke has shared investment power.

<F5>  Includes 11,997 shares held by the ASB Management Recognition Plan (the
      "MRP") as to which Mr. Fitch has shared voting power as Trustee of the MRP, and 12,393 shares as to which he has shared investment power.

<F6>  Includes 28,942 shares which may be acquired upon the exercise of options, 57,919 shares as to which Mr. Jenkins has shared voting and investment power, and 18,227 shares as to which Mr. Jenkins has shared investment power.

<F7>  Includes 240 shares as to which Mr. Lute has shared investment power.

<F8>  Includes 21,883 shares as to which Dr. Schoettle has shared voting and investment power, and 12,745 shares as to which he has shared investment power.

<F9>  Includes 25,000 shares which may be acquired upon the exercise of options, 66,017 shares as to which Mr. Smith has shared voting and investment power, and 12,295 shares as to which he has shared investment power.

<F10> Includes 61,982 shares which may be acquired upon the exercise of options.

      The following table sets forth certain information regarding the only person, other than the directors listed above, known to ASB to beneficially own more than five percent of the outstanding common shares of ASB as of August 29, 2003:


                                                        Percent of
Name and address                Number of shares    shares outstanding
----------------                ----------------    ------------------

ASB Financial Corp. Employee
 Stock Ownership Plan
1201 Broadway
Quincy, Illinois 62301             136,402(1)              8.25

--------------------
<F1>  Includes 10,841 unallocated shares as to which First Bankers Trust,
      N.A., as the Trustee for the ASB Financial Corp. Employee Stock Ownership Plan (the "ESOP"), has sole voting power. First Bankers Trust Company, N.A. has limited investment power over all shares held in the ESOP Trust.


                             BOARD OF DIRECTORS

Election of Directors

      Previously, the Board of Directors consisted of five directors who were elected annually. As permitted by the Regulations, the Board of Directors increased its number of members from five to six and elected Christopher H. Lute for a term expiring in 2003 to fill the vacancy created by the increase. The Board of Directors proposes the election of the following persons to serve as directors of ASB until the annual meeting of shareholders in 2004 and until their successors are duly elected and qualified:


                                        Director of
          Name                   Age     ASB since
          ----                   ---    -----------

          William J. Burke       62         1995
          Gerald R. Jenkins      68         1995
          Christopher H. Lute    54         2003
          Larry F. Meredith      62            -
          Louis M. Schoettle     77         1995
          Robert M. Smith        57         1995

      If any nominee is unable to stand for election, any Proxies granting authority to vote for that nominee will be voted for a substitute nominee recommended by the Board of Directors.

      Mr. Burke is a director, the chief executive officer and the marketing manager of OSCO Industries, Inc., a manufacturing company which has its principal place of business in Portsmouth, Ohio. He has been employed by OSCO Industries, Inc., since 1967.

      Mr. Jenkins retired as the President and Chief Executive Officer of ASB and American effective January 1998. Prior to becoming President in 1983, he held various positions at American including Secretary and Vice President.

      Mr. Lute is the President and Chief Executive Officer of Lute Plumbing Supply, Inc., a wholesale distributor of plumbing, heating, cooling, kitchen and bath products with facilities in Ohio, Kentucky and West Virginia. He has held this position since 1979. Mr. Lute is also Chairman of the Southern Ohio Growth partnership and is Vice President of WIT & Co., a national buying group. Mr. Lute also serves on the board of the Southern Ohio Museum and Cultural Center.

      Mr. Meredith is a consultant to the Pike County Board of Mental Retardation and Developmental Disabilities and is a part-time instructor at Shawnee State University. Mr. Meredith served as a director of The Waverly Building and Loan Company from 1997 until its acquisition by American in 2002. He has previously served as Superintendent of Pike County Schools, Supervisor of Scioto County Schools and a member of the Eastern Board of Education.

      Dr. Schoettle is a physician. He retired from active practice in 1994 after over 35 years of practicing medicine in Portsmouth. Dr. Schoettle also owns and operates a 1,100 acre farm.

      Mr. Smith has been employed by American since 1966 and is currently the President and Chief Executive Officer of American. In 1998, he was named the President of ASB. Prior positions held by Mr. Smith with American include Secretary, Treasurer and Executive Vice President. Mr. Smith is also a director of Intrieve, Inc. and serves on the board of the Ohio Bankers League.

      Your Board of Directors recommends that you vote FOR the election of the above-named nominees.

      As of the Annual Meeting, Mr. Fitch, age 87, will be retiring from the Board of Directors. He is a shareholder and director of the law firm of Miller, Searl and Fitch, L.P.A. and has practiced law with Miller, Searl and Fitch since 1950. Mr. Fitch has served as a director of ASB since 1995.

      Each of the directors of ASB is also a director of American. Messrs. Burke, Fitch, Jenkins, Schoettle and Smith each became a director of ASB in connection with the conversion of American from mutual to stock form (the "Conversion") and the formation of ASB as the holding company for American in 1995. Mr. Lute was appointed to the Board of ASB in April 2003 to fill the vacancy created when the Board increased in the number of directors from five to six.

Procedure for Nominations

      Nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if the shareholder has submitted a written nomination to the Secretary of ASB by the later of the August 15th immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of ASB owned either beneficially or of record by the nominee and the length of time such shares have been so owned.

Meetings and Committees of Directors

      The Board of Directors of ASB met thirteen times for regularly scheduled and special meetings during the fiscal year ended June 30, 2003. Except for Mr. Fitch, each director attended at least 75% of the aggregate of such meetings and the meetings of the committees on which he served.

      The Board of Directors of American met twelve times for regularly scheduled and special meetings during the fiscal year ended June 30, 2003.

      ASB has a standing Audit Committee and Executive Committee. The full Board of Directors of ASB serves as a nominating committee. ASB does not have a compensation committee.

      Audit Committee. The Audit Committee is responsible for selecting and engaging a firm to serve as independent auditors of ASB and for overseeing ASB's financial reporting process. The members of the Audit Committee are Mr. Burke, Mr. Fitch, Mr. Jenkins and Dr. Schoettle, each of whom is "independent" under applicable Nasdaq rules. The duties of the Audit Committee are more thoroughly set forth in the Amended and Restated Audit Committee Charter (the "Audit Charter") attached as Annex A to this Proxy Statement. Pursuant to the terms of the Audit Charter and applicable law, at least one member of the Audit Committee must be a "financial expert." The Board of Directors has determined that Mr. Jenkins qualifies as the Audit Committee financial expert. The Audit Committee met once during the fiscal year ended June 30, 2003.

      Executive Committee. All of the directors are members of the Executive Committee. The Executive Committee is authorized to act on behalf of the Board of Directors between regular meetings of the Board. The Executive Committee met three times during the fiscal year ended June 30, 2003.


                             EXECUTIVE OFFICERS

      In addition to Mr. Smith, who is the President of both ASB and American, the following persons are executive officers of ASB and American and hold the designated positions:


    Name                  Age    Position(s) held
    ----                  ---    ----------------

    Carlisa R. Baker      41     Treasurer of American and ASB

    Mary Kathryn Fish     52     Secretary of American and ASB

    Michael L. Gampp      34     Vice President/Chief Financial Officer of
                                 American and ASB

    Jack A. Stephenson    51     Vice President of American and ASB

      Ms. Baker has been employed by American since 1979. In 1993, she was promoted to her present position as Treasurer. She has also served as the Treasurer of ASB since November 1995.

      Ms. Fish has been employed by American since 1984. She is responsible for American's deposit activities. She has also served as American's corporate Secretary since 1993 and ASB's corporate Secretary since January 1995.

      Mr. Gampp has been employed by American and ASB since September 2000 and serves as Vice President and Chief Financial Officer. From 1997 until his employment with American, Mr. Gampp was a principal with Reynolds & Co., Certified Public Accountants. From 1995 to 1997 he was Chief Financial Officer of Buckeye Rural Electric.

      Mr. Stephenson has been employed by American since 1987. Since 1988 he has served as American's Vice President responsible for lending activities and has served as Vice President of ASB since January 1995.

              COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Officer Compensation

      The following table sets forth the compensation paid to Mr. Smith, the President of ASB and American, for the fiscal years ended June 30, 2003, 2002 and 2001. No other executive officer of ASB earned salary and bonus in excess of $100,000 during such periods.


                                              Summary Compensation Table
                                              --------------------------

                              Annual compensation                      Long-term compensation
                              -------------------    ----------------------------------------------------------
                                                                 Awards                         Payouts
                                                     -------------------------------    -----------------------
                                                      Restricted        Securities       LTIP        All other
Name and principal    Year     Salary     Bonus      stock awards       underlying      payouts    compensation
position                         ($)       ($)            ($)        options/SARs(#)      ($)           (1)
---------------------------------------------------------------------------------------------------------------

Robert M. Smith       2003    $134,750    $20,000          --               --             --       $45,249(2)
President             2002    $128,250    $15,000          --               --             --       $52,462(3)
                      2001    $120,000    $14,000          --               --             --       $46,689(4)

--------------------
<F1>  Does not include amounts attributable to other miscellaneous benefits received by Mr. Smith, the cost of which was less than 10% of his annual salary and bonus.

<F2>  Consists of director's fees of $21,000 and allocations of $24,249 to
      Mr. Smith's ESOP account.

<F3>  Consists of director's fees of $20,700 and allocations of $31,762 to
      Mr. Smith's ESOP account.

<F4>  Consists of directors' fees of $20,100 and allocations of $26,589 to
      Mr. Smith's ESOP account.


Director Compensation

      Each director currently receives a fee of $550 per month for service as a director of ASB and a fee of $1,200 per month for service as a director of American. In addition, each non-employee committee member receives $100 per committee meeting attended.

      American maintains a deferred compensation benefit plan under which the directors may defer payment of their director's fees. The amounts deferred are used to purchase common shares of ASB at various times throughout the year. One month after a director ceases to be an active director of American, American will pay the director's deferred amount in a lump sum or, at the director's option, in equal monthly payments for a period of not less than five nor more than ten years. The deferred amount will be paid in common shares of ASB unless American elects to convert the shares into cash. If a director dies while serving as a director, equal monthly payments for a period of ten years will be made to the director's beneficiary equivalent to the amount the director would have received if he had retired on the day of his death.

Salary Plan

      American maintains a non-qualified retirement plan (the "Salary Plan") for the benefit of Mr. Smith. The Salary Plan provides for continued monthly compensation to Mr. Smith, or his beneficiary, for 180 months following his retirement from American at age 65, provided he has completed 15 consecutive years of service to American. The Salary Plan provides for a reduced benefit if Mr. Smith retires after age 55 but before age 65. The benefit payable to Mr. Smith under the Salary Plan, assuming his retirement at age 65, is $5,000 per month for 180 months.


                    STOCK OPTION AND OTHER BENEFIT PLANS

Stock Option Plan

      The shareholders approved the Stock Option Plan in 1995, at which time 171,396 common shares were reserved for issuance by ASB. In 1997 and again in 2000, pursuant to the terms of the Stock Option Plan that permit adjustments to reflect changes in capitalization, the number of shares reserved under the Stock Option Plan was increased. There are currently 228,627 shares reserved for issuance under the Stock Option Plan, and options to purchase 222,627 shares have been awarded. Directors, officers and employees of American and ASB are eligible to receive options under the Stock Option Plan.

      The following table sets forth information regarding options exercised by Mr. Smith during the last fiscal year and the number and value of unexercised options held by Mr. Smith at June 30, 2003:


                 Aggregated Option/SAR Exercises in Last Fiscal Year and 6/30/03 Option /SAR Values
                 ----------------------------------------------------------------------------------

                                                             Number of securities       Value of unexercised in-the-
                                                            underlying unexercised          money options/SARs at
                     Shares acquired         Value        options/SARs at 6/30/03(#)            6/30/03($)(2)
Name                 on exercise(#)     realized($)(1)     exercisable/unexercisable      exercisable/unexercisable
--------------------------------------------------------------------------------------------------------------------

Robert M. Smith           31,655           $262,906                25,000/0                      $233,750/$0

--------------------
<F1>  The value realized was calculated by multiplying the numbers of options exercised by the difference between the $7.64 per share exercise price and the fair market value of ASB's shares on the date of exercise. The difference between the exercise price and fair market value was $5.17 on the date of exercise for 6,655 options and was $9.14 on the date of exercise of 25,000 options.

<F2>  The value of the option was determined by multiplying the number of shares subject to unexercised options by the difference between the $7.64 per share exercise price of the option and the fair market value of ASB's shares, which was $16.99 per share on June 30, 2003.

Management Recognition Plan

      The MRP purchased 68,558 common shares, all of which have been awarded to directors and executive officers of ASB and American. One-fifth of such shares become vested and non-forfeitable on each of the first five anniversaries of the date of the award. Of the shares awarded, 56,561 have vested.

Employee Stock Ownership Plan

      ASB established the ESOP for the benefit of employees of ASB and its subsidiaries, including American, who are age 21 or older and who have completed at least one year of service with ASB and its subsidiaries. The ESOP provides an ownership interest in ASB to all full-time employees of ASB and its subsidiaries. As of June 30, 2003, 125,561 of the 136,402 common shares of ASB held by the ESOP have been allocated to the accounts of participants.


                            CERTAIN TRANSACTIONS

      American makes loans to executive officers and directors in the ordinary course of business. All amounts owed by directors or executive officers in excess of $60,000 during the last two fiscal years were owed pursuant to loans made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, did not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the federal securities laws, ASB's directors and executive officers and persons holding more than 10% of the common shares of ASB are required to report their ownership of common shares and any changes in such ownership to the Securities and Exchange Commission (the "SEC") and ASB. To ASB's knowledge, based solely upon a review of such reports and written representations that no other reports were required during the fiscal year ended June 30, 2003, no other directors, officers or 10% holders failed to timely file any such reports.


                            SELECTION OF AUDITORS

      The Audit Committee has selected Grant Thornton LLP as the auditor of ASB for the current fiscal year. Although ASB is not required by its governing documents or applicable law to seek shareholder ratification of its selection of auditors, the Board of Directors and the Audit Committee believe it is desirable to do so. If the selection of Grant Thornton is not ratified, the Audit Committee will reconsider its selection.

      Your Board of Directors and the Audit Committee recommend that you vote FOR the ratification of the selection of Grant Thornton as the auditor of ASB.

      Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Audit Committee Report

      As required by the Audit Charter, the Audit Committee received and reviewed the report of Grant Thornton regarding the results of their audit, as well as the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of ASB. A representative of Grant

Thornton also discussed with the Audit Committee the independence of Grant Thornton from ASB, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Grant Thornton included the following:

      * Grant Thornton's responsibilities in accordance with generally accepted auditing standards
      * The initial selection of, and whether there were any changes in, significant accounting policies or their application
      *  Management's judgments and accounting estimates
      *  Whether there were any significant audit adjustments
      *  Whether there were any disagreements with management
      *  Whether there was any consultation with other accountants
      * Whether there were any major issues discussed with management prior to Grant Thornton's retention
      * Whether Grant Thornton encountered any difficulties in performing the audit
      * Grant Thornton's judgments about the quality of ASB's accounting principles
      * Grant Thornton's responsibilities for information prepared by management that is included in documents containing audited financial statements

      Based on its review of the financial statements and its discussions with management and the representative of Grant Thornton, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended June 30, 2003, to be filed with the SEC.

William J. Burke
Lee O. Fitch
Gerald R. Jenkins
Louis M. Schoettle

Audit Fees

      During the fiscal year ended June 30, 2003, Grant Thornton billed ASB $50,250 in fees for professional services in connection with the audit of ASB's annual financial statements and the review of financial statements included in ASB's Forms 10-QSB.

Financial Information Systems Design and Implementation Fees

      During the last fiscal year, ASB did not incur fees for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to ASB's financial statements, or to operate or supervise the operation of an information system or local area network for ASB.

All Other Fees

      During the fiscal year ended June 30, 2003, Grant Thornton billed ASB $10,320 in fees for all accounting services rendered by Grant Thornton, other than the services discussed under the headings Audit Fees and Financial Information Systems Design and Implementation Fees above.

                 PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

      Shareholders of ASB desiring to submit proposals to be considered for inclusion in ASB's Proxy Statement and form of Proxy (the "Proxy Materials") for the 2004 Annual Meeting of Shareholders (the "2004 Annual Meeting") must provide such proposals by certain deadlines. To be included in the Proxy Materials, any such proposal must be received by ASB no later than May 15, 2004. If a shareholder intends to present a proposal at the 2004 Annual Meeting and the proposal was not included in the Proxy Materials, ASB's management proxies for the 2004 Annual Meeting will be entitled to vote on such proposal in their discretion, despite the exclusion of any discussion of the matter in the Proxy Materials, if the proposal is not received by ASB before July 29, 2004.

      Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                       By Order of the Board of Directors

                                       /s/ Robert M. Smith

                                       Robert M. Smith, President

Portsmouth, Ohio
September 12, 2003

                                   ANNEX A
                                   -------

                             ASB FINANCIAL CORP.
                            AMENDED AND RESTATED
                           AUDIT COMMITTEE CHARTER

Organization

      This Charter governs the operations of the Audit Committee (the "Committee") of ASB Financial Corp. (the "Company"). The Committee shall be comprised of at least three members, each of whom shall be elected by the Board of Directors (the "Board") annually. All members of the Committee shall be "independent" and satisfy the experience requirements of the applicable rules of the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market, Inc. ("Nasdaq"). At least one member of the Committee shall be financially sophisticated and have accounting or financial management expertise and qualify as a "financial expert" under applicable SEC and Nasdaq rules.

Statement of Policy

      The Committee shall oversee the Company's accounting and financial reporting process, the Company's systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements and the Committee shall serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems. In so doing, the Committee will maintain free and open means of communication between the directors, the independent auditor, the internal auditors, and the Company's financial management.

Responsibilities

      In carrying out its responsibilities and duties, the Committee shall:

      1. Review and reassess the adequacy of this Charter periodically as conditions dictate, but at least annually.

      2. The Committee shall meet with the independent auditor and management at least quarterly to review the Company's financial statements consistent with any governmental reporting and Quarterly Reports on Form 10-QSB to be filed with the Securities and Exchange Commission. In addition, the Committee shall periodically meet with management and the independent auditor in separate executive sessions to discuss any matters that the Committee believes should be discussed privately.

      3. Select, retain and, when appropriate, terminate the independent auditor of the Company, set the independent auditor's compensation and otherwise oversee the independent auditor of the Company as set forth in
Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These powers shall rest solely with the Committee.

      4. Pre-approve all audit services and all permitted non-audit services to be performed by the independent auditor as set forth in Section 10A(i) of the Exchange Act. The Committee may establish policies and procedures for the engagement of the independent auditor or any other accounting firm to provide non-audit related services.

      5. Review and discuss with management the Company's annual financial statements and the independent auditor's opinion rendered with respect to such financial statements.

      6. Communicate to the independent auditor that they are ultimately accountable to the Committee.

      7. Ensure that the independent auditor submits to the Committee periodically a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1 ("ISBS No. 1"), and engage in active dialog with the independent auditor about all disclosed relationships or services that may impact the objectivity and independence of the independent auditor.

      8. Review the performance of the independent auditor and consult with the independent auditor out of the presence of management about internal controls and the effectiveness thereof and the completeness and accuracy of the Company's financial statements. The Committee's review should include the matters required to be discussed by Statement on Auditing Standards No. 61 ("SAS No. 61") and an explanation from the independent auditor of the factors considered by the independent auditor in determining the audit's scope. The independent auditor should confirm that no limitations have been placed on the scope or nature of the audit.

      9. Following completion of the audit, review separately with each of management and the independent auditor any difficulties or disagreements encountered during the course of the audit, such as restrictions on scope of work or access to required information, as well as any improvements that could be made in the audit or internal control procedures.

      10. Receive communications, if any, from the independent auditor with respect to interim financial information before the filing of the Quarterly Report on Form 10-QSB with the Securities and Exchange Commission and discuss such communications with management of the Company. The chair of the Committee may represent the entire Committee for purposes of this receipt of communications and discussion with management.

      11. Prepare a report to be included in the Proxy Statement for the Company's annual meeting of shareholders. As required by the regulations of the Securities and Exchange Commission, the report must state whether the Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditor the matters required to be discussed by SAS No. 61; (iii) received and discussed with the independent auditor the matters required by ISBS No. 1; and (iv) recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year. The name of each Committee member must appear below the report.

      12. Establish, as required by Section 10A(m)(4) of the Exchange Act, procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      13. As the Committee deems necessary, engage and determine funding for independent legal counsel and other advisors for the Committee as required by Section 10A(m)(5) of the Exchange Act.

      14. Maintain minutes of each meeting of the Committee and submit the minutes to, or otherwise report to and discuss the matters from each Committee meeting with, the Board.

      15. Investigate any matter brought to its attention within the scope of its duties, and perform any other activities consistent with this Charter, the Company's Code of Regulations and governing law, as the Committee or the Board deems necessary or appropriate.

                               REVOCABLE PROXY

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             ASB FINANCIAL CORP.

           ASB FINANCIAL CORP. 2003 ANNUAL MEETING OF SHAREHOLDERS
                              October 22, 2003

      The undersigned shareholder of ASB Financial Corp. ("ASB") hereby constitutes and appoints the Proxy Committee of ASB as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of ASB to be held at Shawnee State Park Resort and Conference Center, 4404B State Route 125, West Portsmouth, Ohio 45663, on October 22, 2003, at 11:00 a.m. local time (the "Annual Meeting"), all of the shares of ASB which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.    The election of six directors for terms expiring in 2004:

      [ ]    FOR all nominees            [ ]    WITHHOLD authority to
             listed below                       Vote for all nominees
             (except as marked to the           Listed below:
             contrary below):

                             William J. Burke
                             Gerald R. Jenkins
                             Christopher H. Lute
                             Larry F. Meredith
                             Louis M. Schoettle
                             Robert M. Smith

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

_______________________________________________________________________

2. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditor of ASB for the current fiscal year.

         [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

       IMPORTANT: Please sign and date this Proxy on the reverse side.

      Your Board of Directors recommends a vote "FOR" the election of the nominees and "FOR" the ratification of the selection of Grant Thornton.

      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR the election of the nominees for director and FOR the ratification of the selection of Grant Thornton as the auditor of ASB.

      All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2003 Annual Meeting of Shareholders of ASB and of the accompanying Proxy Statement is hereby acknowledged.

      Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee, guardian or agent, please give your full title. If shares are held jointly, each holder should sign.



______________________________        ______________________________
Signature                             Signature


Dated: _______________________        Dated: _______________________


PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.